Financial Instruments (Details 1) - USD ($)	May 31, 2021	Nov. 30, 2020
Total accounts receivable	$ 119,255	$ 66,384
Other receivable	0	500,000
Less allowance for doubtful accounts	0	0
Total accounts receivable, net	119,255	566,384
Not past due	119,255	566,384
Past due	0	0
Total accounts receivable, gross	$ 119,255	$ 566,384